Other Information	12 Months Ended
Dec. 31, 2023
Additional information [abstract]
Other Information	Other information
a) Litigation and arbitration
Telefónica and its Group companies are party to several legal proceedings which are currently in progress in the courts of law and the arbitration bodies of the various countries in which we are present.
Based on the advice of our legal counsel it is reasonable to assume that these legal proceedings will not materially affect the financial condition or solvency of the Telefónica Group.
The contingencies arising from the litigation and commitments described below were evaluated (see Note 3.n) when the consolidated financial statements for the year ended December 31, 2023 were prepared. The provisions recorded in respect of the commitments taken as a whole are not material.
The following unresolved legal proceedings or those underway in 2023 are highlighted (see Note 25 for details of tax-related cases):
Appeal against the Decision by Agencia Nacional de Telecomunicações (“ANATEL”) regarding the inclusion of interconnection and network usage revenues in the Fundo de Universalização de Serviços de Telecomunicações (“FUST”)
Vivo Group operators (currently Telefônica Brasil, S.A.), together with other cellular operators, appealed ANATEL’s Decision of December 16, 2005, to include interconnection and network usage revenues and expenses in the calculation of the amounts payable into the FUST (Fundo de Universalização de Serviços de Telecomunicações) –a fund which pays for the obligations to provide Universal Service– with retroactive application from 2000. On March 13, 2006, Brasilia Federal Regional Court no. 1 granted a precautionary measure which stopped the application of ANATEL’s decision. On March 6, 2007, a ruling in favor of the wireless operators was issued, stating that it was not appropriate to include the revenues received by transfer from other operators in the taxable income for the FUST’s calculation and rejecting the retroactive application of ANATEL’s decision. On January 26, 2016, ANATEL filed an appeal to overturn this Decision with Brasilia Federal Regional Court no. 1, which was also dismissed. On May 10, 2017 ANATEL appealed to the higher courts on the merits of the case.
At the same time, Telefônica Brasil and Telefónica Empresas, S.A., together with other wireline operators through ABRAFIX (Associação Brasileira de Concessionárias de Serviço Telefonico Fixo Comutado) appealed ANATEL’s Decision of December 16, 2005, also obtaining the precautionary measures requested. On June 21, 2007, Brasilia Federal Regional Court no. 1 ruled that it was not appropriate to include the interconnection and network usage revenues in the FUST’s taxable income and rejected the retroactive application of ANATEL’s Decision. ANATEL filed an appeal to overturn this ruling on April 29, 2008, before Brasilia Federal Regional Court no. 1, which was dismissed on May 10, 2016. ANATEL filed an appeal against this dismissal.
The fixed operators filed an appeal to clarify that revenues obtained through interconnection and dedicated line operation should not be included in the calculation of the amounts payable to the FUST. In addition, the court was also requested to rule on two grounds which had not been analyzed in the initial Decision: (i) that the FUST has become obsolete, among other reasons, by the advance of mobile telephony; and (ii) that amounts collected are not applied to the purpose for which the FUST was created, since only a very low percentage of the revenues collected by the FUST is used to finance fixed telephony. Although the petition for clarification was dismissed on August 23, 2016, the court noted that the FUST should not be funded with revenues from interconnection and dedicated line operation. ABRAFIX appealed to the higher courts on these two elements that had not been analyzed. ANATEL appealed all the holdings of the ruling to the higher courts.
The amount of the claim is quantified at 1% of the interconnection revenues.
Decision by the High Court regarding the acquisition by Telefónica of shares in Český Telecom by way of a tender offer
Venten Management Limited ("Venten") and Lexburg Enterprises Limited ("Lexburg") were non-controlling shareholders of Český Telecom. In September 2005, both companies sold their shares to Telefónica in a mandatory tender offer. Subsequently, Venten and Lexburg, in 2006 and 2009, respectively, filed actions against Telefónica claiming a higher price than the price for which they sold their shares in the mandatory tender offer.
On August 5, 2016, the hearing before the High Court in Prague took place in order to decide the appeal against the second decision of the Municipal Court, which had been favorable to Telefónica's position (as was also the case with the first decision of the Municipal Court). At the end of the hearing, the High Court announced the second appellate decision by which it reversed the second decision of the Municipal Court and ordered Telefónica to pay 644 million Czech korunas (approximately 23 million euros) to Venten and 227 million Czech korunas (approximately 8 million euros) to Lexburg, in each case plus interest.
On December 28, 2016, the decision was notified to Telefónica. Telefónica filed an extraordinary appeal, requesting the suspension of the effects of the decision.
In March 2017, Telefónica was notified of the decision of the Supreme Court, which ordered the suspension of the effects of the unfavorable decision to Telefónica issued by the High Court.
Venten and Lexburg filed with the Supreme Court a motion to partially abolish the suspension of enforceability of the Decision of the High Court in Prague. On January 17, 2018, Telefónica filed its response seeking dismissal of such motion for lack of legal basis.
On February 14, 2019, notification was given to Telefónica of the resolution of the Supreme Court which, based on the extraordinary appeal filed by Telefónica, abolished the decision of the High Court in Prague dated August 5, 2016 and remanded the case back to the High Court.
In December 2021, the High Court of Prague confirmed its appointment of an expert in order to produce a new expert report to assess the reliability of market-based price criteria used in the mandatory tender offer and further technical issues discussed in this litigation, including a new discounted cashflow valuation of the shares of Český Telecom in 2005.
After receiving the expert report, Telefónica challenged its findings on April 30, 2023. Hearings with respect to this challenge were held in the High Court of Prague in November and December 2023, and an additional hearing is expected to be held in the first quarter of 2024.
Appeal against the resolution of ANATEL to sanction Telefónica Brasil for breaches of the Fixed Telephony Regulation
In May 2018, Telefónica filed a judicial action for annulment against a resolution issued by ANATEL (the National Telecommunications Agency of Brazil) in March 2018 concluding the administrative process for determination of non-compliance with obligations (Processo Administrativo para Apuração de Descumprimento de Obrigações or "PADO") investigating alleged infractions of the Fixed Telephony Regulation by Telefónica Brasil.
This PADO investigation had been suspended during the negotiations of the conduct adjustment term (Termo de Ajustamento de Conduta or "TAC") between Telefónica and ANATEL relating to this and certain other PADO investigations. Since the negotiations concluded without agreement, the suspended PADO sanctioning procedures were reactivated and finalized.
In its resolution of March 2018, ANATEL considered that Telefónica Brasil committed several infractions, specifically those related to the inadequate notice of suspension of services to defaulting users, the terms of reactivation of services after payment of outstanding amounts by defaulting users and the disagreement with the terms of refunds claimed by users of the services.
The fine imposed by ANATEL and appealed by Telefónica Brasil is approximately 211 million Brazilian reals (approximately 39 million euros), which amounted to approximately 623 million Brazilian reals after currency value updates and accrued interest as of December 31, 2023 (approximately 116 million euros).
Telefónica Brasil has appealed the fine imposed by ANATEL based, fundamentally, on the following arguments: (i) ANATEL should have considered a smaller universe of users to determine the fine and (ii) the calculation of the fine is disproportionate and based on insufficient grounds.
Telefónica Brasil has not yet paid the fine, although Telefónica Brasil has guaranteed its payment through a guarantee insurance submitted to the court.
As of the date of these financial statements, there has been no conciliation and the proceeding is following its normal course.
ICSID Arbitration Telefónica, S.A. vs. Republic of Colombia
In the local arbitration brought by Colombia against Colombia Telecomunicaciones (“ColTel”), on July 25, 2017, the local arbitration tribunal ordered ColTel to pay 470 million euros as economic compensation for the reversion of assets related to voice services in relation to the concession granted between 1994 and 2013.
On August 29, 2017, ColTel’s share capital was increased in order to make the payment ordered by the local arbitral award; Telefónica, S.A. contributed and disbursed an amount equivalent to 67.5% of the award’s amount (317 million euros) and the Colombian Government contributed an amount equivalent to the remaining 32.5% (153 million euros).
On February 1, 2018, Telefónica, S.A. filed a Request for Arbitration against Colombia at the International Centre for Settlement of Investment Disputes ("ICSID"), which was formally registered on February 20, 2018.
The ICSID Court was constituted on February 26, 2019, with Mr. José Emilio Nunes Pinto as President, Mr. Horacio A. Grigera Naón appointed by Telefónica, S.A., and Mr. Yves Derains appointed by Colombia.
Colombia filed Preliminary Objections on Jurisdiction on August 5, 2019. Telefónica, S.A. responded to Colombia’s objections in its Claimant’s Memorial on September 23, 2019, in which it also requested that Colombia pay compensation for damages caused to Telefónica, S.A.
On October 23, 2019, Colombia submitted its Complementary Objections on Jurisdiction as well as a request for Bifurcation, to which Telefónica, S.A. responded on November 29, 2019.
On January 24, 2020, the Court dismissed the request for Bifurcation presented by Colombia, ordering the continuation of the proceeding. A decision on the merits of Telefónica, S.A.’s claim is pending.
On July 3, 2020, Colombia filed its reply to the claim filed by Telefónica before the ICSID.
On November 2, 2020, Telefónica presented its response to Colombia's reply.
After the hearing held in April 2021, on July 27, 2021 the hearing of closing arguments was held, and the parties are awaiting the issuance of the arbitration award.
Telefónica's lawsuit against Millicom International Cellular for default in the sale of Telefónica de Costa Rica
Telefónica, S.A. (Telefónica) and Millicom International Cellular, S.A. (Millicom) reached an agreement on February 20, 2019 for the purchase and sale of the entire capital stock of Telefónica de Costa Rica TC, S.A.
In March 2020, Telefónica informed Millicom that, once the pertinent regulatory authorizations had been obtained and all the other conditions established in the aforementioned agreement for the execution of the sale had been completed, the execution of the contract and the closing of the transaction should be in April 2020.
Millicom expressed its refusal to proceed with the closing, arguing that the competent Costa Rican administrative authorities had not issued the appropriate authorization.
On May 25, 2020, Telefónica filed a lawsuit against Millicom before the New York Supreme Court, considering that Millicom had breached the terms and conditions established in the sale contract, demanding compliance with the provisions of the aforementioned agreement, and compensation for all damages that this unjustified breach could cause to Telefónica.
On June 29, 2020, Millicom filed a Motion to Dismiss, to which Telefónica replied on July 8, 2020.
On August 3, 2020, Telefónica submitted an amendment to the lawsuit, removing the requirement to comply with the provisions of the sale and purchase contract and requesting only compensation for all damages that the unjustified breach of said agreement could cause to Telefónica.
On January 5, 2021, the Motion to Dismiss filed by Millicom in June 2020 was dismissed by the New York Supreme Court.
On February 24, 2023, both parties filed a "motion for summary judgment" once the discovery period had ended.
On February 13, 2024, the New York Supreme Court issued a decision granting Telefónica’s motion for partial summary judgment, concluding that Telefónica is entitled to compensatory damages and prejudgment interest (approximately 140 million U.S. dollars) from Millicom. The decision remains subject to appeal.
ICSID Arbitration Telefónica, S.A. vs. Republic of Peru
On February 5, 2021, Telefónica filed a request for arbitration against the Republic of Peru at the ICSID, which was formally registered on March 12, 2021.
Telefónica bases its claims on the Agreement for the Promotion and Reciprocal Protection of Investments between the Kingdom of Spain and the Republic of Peru ("APRPI") signed on November 17, 1994. Telefónica argues that the Peruvian tax administration (called Superintendencia Nacional de Aduanas y de Administración Tributaria, known as "SUNAT") and other state bodies have failed to comply with the obligations established in the APRPI, including by adopting arbitrary and discriminatory actions.
It is requested that the defendant be ordered to fully compensate Telefónica for all damages suffered.
Once the Tribunal was constituted, on February 9, 2023, Telefónica filed a request for urgent injunctive relief together with a request for injunctive relief, requesting the suspension of the administrative litigation (acción contencioso-administrativa or ACA) related to the income tax for the years 1998, 2000 and 2001, as well as the extension of the deadline for submission by Telefónica of the memorial or claim. Following response of Peru, on February 16, 2023, the Tribunal ruled to dismiss Telefónica's request for urgent injunctive relief, to establish the procedural calendar to process the request for injunctive relief and to grant Telefonica two additional weeks to file the memorial or claim.
On March 2, 2023, Telefónica filed a memorial on the merits. On that date, the Republic of Peru filed observations on the claimant's request for provisional measures submitted by Telefónica on February 9, 2023.
On March 24, 2023, the Tribunal held a hearing on the claimant's request for provisional measures.
On May 11, 2023, the Tribunal issued Procedural Order No. 5 concerning the defendant's request to address the objections to jurisdiction as a preliminary question. As a result, the objections to jurisdiction were joined to the merits of the dispute.
On September 18, 2023, the defendant filed a counter-memorial on the merits and a memorial on jurisdiction.
On December 22, 2023, the Tribunal issued Procedural Order No. 6 concerning production of documents.
Appeal against the ANATEL resolution on the calculation of amounts for the renewal of radio frequencies in Brazil associated with the provision of the personal mobile services (filed in 2013)
In 2013, Telefónica Brasil filed a lawsuit against the resolution of ANATEL which sets forth the calculation of the amount to be paid by Telefónica Brasil for the renewal of radio frequencies associated with the provision of personal mobile services (which has been granted to Telefónica Brasil for a period of fifteen years).
According to ANATEL the renewals, which must be carried out every two years, should be accompanied by a payment equivalent to 2% of all income derived from the provision of personal mobile services, while Telefónica Brasil believes that the calculation must be made with respect to the income derived from voice services only, which would exclude data services and interconnection revenues.
In February 2020, Telefónica Brasil filed an appeal before the Regional Federal Court of Brasilia after obtaining an unfavorable ruling in the Court of First Instance, which considered that the criteria defended by ANATEL was the one to be followed.
As of December 31, 2023, the amount under litigation was 840 million Brazilian reais (157 million euros based on the exchange rate of such date), resulting from the method of calculation of ANATEL that has been appealed.
Appeal against the ANATEL resolution on the calculation of amounts for the renewal of radio frequencies in Brazil associated with the provision of the personal mobile services (filed in 2015)
In 2015, Telefónica Brasil filed a lawsuit against the resolution of ANATEL which sets forth the calculation of the amount to be paid by Telefónica Brasil for the renewal of radio frequencies associated with the provision of personal mobile services (which has been granted to Telefónica Brasil for a period of fifteen years).
According to ANATEL the renewals, which must be carried out every two years, should be accompanied by a payment equivalent to 2% of all income derived from the provision of personal mobile services, while Telefónica Brasil believes that the calculation must be made with respect to the income derived from voice services only, which would exclude data services and interconnection revenues.
In August 2016, Telefónica Brasil filed an appeal before the Regional Federal Court of Brasilia after obtaining an unfavorable ruling in the Court of First Instance, which considered that the criteria defended by ANATEL was the one to be followed. The parties are currently waiting for a judgment on the appeal.
As of December 31, 2023, the amount under litigation was 294 million Brazilian reais (55 million euros based on the exchange rate of such date), resulting from the method of calculation of ANATEL that has been appealed.
UK High Court claim by Phones 4 U Limited against various mobile network operators and other companies, among others, Telefónica, S.A., Telefonica O2 Holdings Limited and Telefonica UK Limited
In late 2018, Phones 4U Limited (in administration) (“P4U”) commenced a claim in the English High Court in London against various mobile network operators: Everything Everywhere, Deutsche Telekom, Orange, Vodafone, Telefónica, S.A., Telefonica O2 Holdings Limited and Telefonica UK Limited (together the “Defendants”).
P4U carried on a business of selling mobile phones and connections to the public, such connections being supplied by mobile network operators including the Defendants. In 2013 and 2014, the Defendants declined to extend and / or terminated their contracts to supply connections to P4U.
P4U went into administration in September 2014.
P4U alleges that the Defendants ceased to supply connections because they had colluded between themselves in contravention of the United Kingdom and the European Union competition laws and asserts that it has a basis to claim damages for breach of competition law by all the Defendants. The Defendants deny all P4U’s allegations.
The claim commenced on December 18, 2018 by P4U. The Defendants filed their initial Defences in the course of April and May 2019, with P4U filing replies on October 18, 2019. The first case management conference took place on March 2, 2020.
The trial was held between May and July 2022. On November 10, 2023 the court issued a judgment, concluding that none of the Defendants was in breach of either UK or EU competition law. This judgment is subject to appeal.
b) Other proceedings
The Group is currently cooperating with governmental authorities (and, where appropriate, conducting the relevant internal investigations) regarding requests for information potentially related, directly or indirectly, to possible violations of applicable anti-corruption laws. Telefónica believes that, considering the size of the Group, any potential penalty as a result of matters relating to those specific information requests would not materially affect the Group's financial condition.
c) Commitments
Agreement related to the Sale of Customer Relationship Management (“CRM”) Business, Atento
As a result of the sale agreement of Atento by Telefónica, announced on October 12, 2012, and ratified on December 12, 2012, both companies signed a Master Service Agreement which regulates Atento’s relationship with the Telefónica Group as a service provider for an initial period of nine years. The agreement has since been amended.
By virtue of this agreement, Atento became Telefónica’s preferred Contact Center and Customer Relationship Management (“CRM”) service provider. The agreement stipulated annual commitments in terms of turnover that were updated based on inflation and deflation that vary from country to country, pursuant to the volume of services Atento has been providing to the entire Group.
Failure to meet these annual turnover commitments in principle resulted in the obligation of the counterparty to pay additional amounts, which would be calculated based on the difference between the actual amount of turnover and the predetermined commitment, applying a percentage based on the Contact Center’s business margin to the final calculation. These minimum annual turnover commitments have been reduced at various points over the life of the Master Service Agreement.
The Master Service Agreement sets forth a reciprocal arrangement, whereby Atento assumes similar commitments to subscribe for certain telecommunications services from Telefónica.
On March 30, 2023, the parties agreed to renew the Master Service Agreement (extending its validity for all applicable jurisdictions (Spain, Brazil and Latin America) until December 31, 2025) but eliminate the minimum annual turnover commitments (and the related penalties) while maintaining, however, Atento's preferred supplier status.
Investment Framework Agreement between the shareholders of Colombia Telecomunicaciones, S.A. ESP BIC - Sale of shares
Pursuant to the Framework Investment Agreement entered into between the shareholders of Colombia Telecomunicaciones, S.A. ESP BIC (a) if Telefónica decides to dispose or transfer of all or part of its shareholding in Colombia Telecomunicaciones, S.A. ESP BIC to third parties, Telefónica commits that: (i) the acquirer or transferee will be obliged to adhere to the Framework Investment Agreement; and (ii) that the acquirer or transferee will be obliged to present an offer to purchase all of the shares in Colombia Telecomunicaciones, S.A. ESP BIC held by the Colombian Government (that amounts to 32.5% of the share capital) at the same price and under the same terms and conditions negotiated with Telefónica and through the procedure established by Law 226 of 1995 for the disposal of shares held by public entities and, (b) if the Colombian Government transfers its shares in Colombia Telecomunicaciones, S.A. ESP BIC under certain circumstances, the Strategic Partner shall subscribe with the acquirer of the shares a new shareholders agreement which will have to be then negotiated by the parties and which, as the case may be, will include some of the rights currently held by the Colombian Government under the Framework Investment Agreement currently in force.
Agreement for the sale of the shares of Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica Gestión de Servicios Compartidos Argentina, S.A. and T-Gestiona Servicios Contables y Capital Humano, S.A.C.
On March 1, 2016, a share purchase agreement between, on one hand, Telefónica, S.A., Telefónica Servicios Globales, S.L.U. and Telefónica Gestión de Servicios Compartidos Perú, S.A.C. (as sellers), and, on the other hand, IBM Global Services España, S.A., IBM del Perú, S.A.C., IBM Canada Limited and IBM Americas Holding, LLC (as purchasers) for the sale of the companies Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica Gestión de Servicios Compartidos Argentina, S.A. and T-Gestiona Servicios Contables y Capital Humano, S.A.C., for a total price of approximately 22 million euros, was ratified before Notary Public. This share purchase agreement was subscribed on December 31, 2015.
Following the aforementioned share purchase agreement and in connection with the latter transaction, also, on December 31, 2015, Telefónica subscribed a master services agreement with IBM for the outsourcing of economic-financial and HR activities and functions to be provided to the Telefónica Group during a period of ten years, for a total amount of approximately 450 million euros. Most of the Telefónica Group’s subsidiary companies have already adhered to that master services agreement.
On March 31, 2021 and March 31, 2022 the master services agreement with IBM for the outsourcing of economic-financial and HR activities and functions to be provided to the Telefónica Group was amended. By virtue of these amendments the term may be extended for those adhered companies that decide to extend their services beyond the initial term.
In addition, on July 29, 2022 and August 31, 2023 a new amendments were executed by virtue of which the term may be extended for those adhered companies in Latinoamerica that decide to extend some of their services beyon the initial term.
Commitments derived from the agreements reached for the acquisition of football (soccer) related rights between Telefónica (through its affiliate Telefónica Audiovisual Digital, S.L.U.) and LaLiga, UEFA and RFEF
On July 2, 2020 Telefónica signed an agreement for acquiring the exclusive media rights in Spain of UEFA Champions League and UEFA Europa League, as well as the UEFA Europa Conference League (a new competition to be separated from the UEFA Europa League) and UEFA Youth League, for the next cycle comprising seasons 2021/2022, 2022/2023 and 2023/2024, (ending June 30, 2024).
The agreement guaranteed Telefónica all media rights with respect to the main European football competitions for all its customers, both residential and non-residential (hotels, restaurants, cafes, etc.).
The direct acquisition from UEFA of this "premium" content allowed Telefónica to continue designing and selling its own produced channels and content with the best European football that could be, likewise, accessible to other operators in the market interested in this content.
The total award price for all competitions amounted to 975 million euros (i.e. 325 million euros for each of the seasons 2021/2022, 2022/2023 and 2023/2024) which amount is less than the license fees paid for the previous cycle and without any year-to-year increase.
On December 13, 2021, Telefónica was provisionally awarded the exclusive broadcasting rights of five matches per matchday of the Spanish First Division Football League National Championship (“LaLiga”), for pay television in the residential market, in Spain. Telefónica received the first pick on 18 matchdays of each season and second pick on 17 matchdays, including the second match of the season between Real Madrid and Barcelona (Option D bis, Lot D.1 bis).
Likewise, Telefónica was awarded the exclusive broadcasting rights of three matchdays, which contain ten matches each matchday, including matches of Real Madrid C.F., F.C. Barcelona and Club Atlético de Madrid against the six first classified of the previous season; and Valencia C.F., Athletic Club de Bilbao or Real Betis Balompié, if they were not among the aforementioned first classified (Option D bis, Lot D.3 bis).
The award initially included all seasons between the cycle 2022/2023 and 2026/2027 although the 2025/2026 and 2026/2027 seasons were subject to the CNMC lifting or modifying a resolution that limited the maximum duration of the contracts entered into by Telefónica for the acquisition of sports rights (Expte. VC/0612/14).
The award was made at a price of 520 million euros for each of the seasons.
The award was subject to the execution of an agreement between Telefónica and LaLiga with the remaining terms and requirements established in the LaLiga tender, which agreement was signed on January 19, 2022. This agreement has been recently modified to adjust its duration to the CNMC Competition Directorate’s interpretation of the maximum length of contracts for the acquisition of exclusive sports rights (three years from signature) within the above referenced procedure (Expte. VC/0612/14). In this regard, LaLiga issued on December 29, 2023 a new tender regarding those same packages for seasons 2024/2025 (from January 20, 2025) and 2025/2026 and 2026/2027.
On January 19, 2024, Telefónica Audiovisual Digital, S.L.U. was awarded exclusive broadcasting rights for five matches per matchday of the Spanish First Division Football League National Championship for pay television in the residential market in Spain. Telefónica Audiovisual will have first pick on 18 matchdays and second pick on 17 matchdays (or the applicable portion for the 2024/2025 season), including the second match of the season between Real Madrid and Barcelona. In addition, it has been awarded exclusive broadcasting rights of one matchday for the 2024/2025 season and three matchdays in the remaining seasons. The award covers the 2024/2025 season, beginning January 20, 2025, as well as the 2025/2026 and 2026/2027 seasons. The price has been set at 250 million euros for the 2024/2025 season and 520 million euros for each of the 2025/2026 and 2026/2027 seasons.
On March 28, 2022, Telefónica entered into an agreement with the company DAZN for the distribution of the so-called DAZN LaLiga Package. Such package includes the remaining five football matches per match-weekend of the Spanish First Division Football League National Championship, in 35 out of 38 match-weekends for exploitation on pay television for residential subscribers in Spain (Option D bis, Package D.2 bis).
This is a non-exclusive agreement for five seasons, from 2022/2023 to 2026/2027. The agreed value amounts 280 million euros for each of the seasons.
In addition, on July 29, 2022, Telefónica signed a new contract with LaLiga for the non-exclusive broadcasting of the channel that broadcasts matches of the Second Division of National Football Championship League for seasons 2022/2023, 2023/2024 and 2024/2025, with Telefónica’s unilateral option to extend for two additional seasons, with a variable cost that amounts to approximately 16 million euros per season.
Similarly, on August 4, 2022, a contract was formalized with LaLiga for the non-exclusive broadcast of the LaLiga TV Bar Channel for non-residential subscribers for the 2022/2023 season with a minimum guarantee of 29 million euros, being the final price variable. Likewise, the contract for the 2023/2024 season was signed on July 30, 2023, with a minimum guaranteed consideration of approximately 29 million euros.
On November 2, 2022, Telefonica was also awarded by Real Federación Española de fútbol (RFEF) exclusive pay television rights of Copa del Rey Competiton and Supercopa de España for seasons 2022/2023, 2023/2024 and 2024/2025.
On June 13, 2023, Telefónica submitted its offer for the acquisition of the audiovisual rights of the UEFA Champions League and UEFA Europa League, as well as the UEFA Europa Conference League and the UEFA Youth League ("UEFA Competitions") for the 2024/2025, 2025/2026 and 2026/2027 seasons, upon expiration of the current contract.
UEFA awarded Telefónica on August 1, 2023, with exclusive media rights in Spain of UEFA Competitions for residential subscribers during seasons 2024/2025, 2025/2026 and 2026/2027. The corresponding agreements were signed on November 3, 2023.
The total award price for all competitions covered by these agreements with UEFA amounted to 960 million euros (i.e. 320 million euros for each of the seasons 2024/2025, 2025/2026 and 2026/2027).
Wholesale Access Services Agreement with AT&T Mexico
On November 21, 2019, Pegaso PCS, S.A. de C.V. (“Telefónica México”) and AT&T Comunicaciones Digitales, S. de R.L. de C.V. (“AT&T Mexico”) entered into a Wholesale Access Services Agreement (“Wholesale Agreement”), under which AT&T Mexico agreed to provide wholesale wireless access to Telefónica México on 3G, 4G and any other future technology available in Mexico.
The Wholesale Agreement has a minimum duration of eight years, renewable for additional consecutive periods of three years. Such Wholesale Agreement establishes a gradual migration of Telefónica México’s traffic to AT&T Mexico's access network over the first three years of the agreement.
As set forth in the Wholesale Agreement such migration was completed during the first half of 2022. As a result, Telefónica México’s wireless access infrastructure was turned off and Telefónica México no longer uses the licensed spectrum that it used in the past to operate its network.
Agreement to share network infrastructure between Telefônica Brasil (VIVO) and TIM.
On December 19, 2019 Telefônica Brasil S.A. and TIM S.A. executed two agreements for the share of 2G, 3G and 4G mobile network infrastructure. Both companies reiterate that they will preserve their commercial and customer management autonomy, regardless of any infrastructure sharing agreement.
The agreements cover the following matters:
1. 2G network Sharing: to be implemented in areas where both operators are present, so that the operator reminiscent will provide 2G mobile connectivity services to the Vivo and TIM customer base, resulting in the disconnection of overlapping sites and therefore achieving cost reduction and the optimization of spectrum use.
2. 3G and 4G network Sharing: covering only cities with less than 30 thousand inhabitants with the aim of sharing 4G and 3G network in cities where only one operator is present (coverage expansion) and where both already provide services (network consolidation).
Both agreements were approved by the Telecommunications and Competition regulatory authorities ("Agência Nacional de Telecomunicações” - ANATEL and “Conselho Administrativo de Defesa Económica” - CADE).
Contracts for the provision of IT services with Nabiax
In 2019 Telefónica, S.A. signed an agreement for the sale of a portfolio of eleven data center businesses to a company (hereinafter "Nabiax") controlled by Asterion Industrial Partners SGEIC, S.A.
At the same time as this sale, agreements were entered into with Nabiax to provide housing services to the Telefónica Group, allowing Telefónica to continue providing housing services to its customers, in accordance with its previous commitments. Such service provision agreements have an initial term of ten years and include minimum consumption commitments in terms of capacity. These commitments are consistent with the Group's expected consumption volumes, while prices are subject to review mechanisms based on inflation and market reality.
On May 7, 2021, Asterion Industrial Partners SGEIC, S.A. and Telefónica Infra (T. Infra), the infrastructure unit of the Telefónica Group, reached an agreement for the contribution to Nabiax of four additional data centers owned by the
Telefónica Group (two of them located in Spain and two in Chile). In exchange for the contribution of these four data centers, T. Infra will receive a 20% equity stake in Nabiax. Once the relevant authorizations and other conditions precedent to the contribution of the two data centers located in Spain were obtained, the partial closing of the transaction took place as of July 21, 2021, whereby Telefónica Group contributed those data centers to Nabiax, with T. Infra receiving in exchange a 13.94% stake in Nabiax at this stage. The agreement was complemented by the signing of a contract for the provision to Telefónica of housing services from those two data centers under terms and conditions equivalent to those established in the transaction executed in 2019, for an initial period of ten years.
Once the conditions related to the contribution of the two data centers located in Chile were fulfilled, on May 24, 2022, the complete closing of the transaction took place, and T. Infra reached a 20% stake in Nabiax (see Note 10). The agreement was complemented by the signing of a contract for the provision to Telefónica of housing services from those two data centers under terms and conditions equivalent to those established in the transaction executed in 2019, for an initial period ending in 2031.
On June 13, 2023, the data centers owned by Nabiax located in the Americas were sold to the investment fund Actis. Telefónica Infra, S.L.U. owns a 20% of Nabiax. After this transaction, Nabiax only owns data centers in Spain.
The data centers sold to Actis continue to provide housing services to the Telefónica Group under the terms of the contracts signed in 2019, as Telefónica, S.A. waived its right to terminate the housing services contracts upon the sale of the data centers.
50:50 joint venture with Liberty Global for the combination of both groups' businesses in the United Kingdom
On May 7, 2020, Telefónica agreed to enter into a joint venture with Liberty Global plc ("Liberty Global") pursuant to a contribution agreement (as amended from time to time, the "Contribution Agreement") between Telefónica, Telefonica O2 Holdings Limited, Liberty Global, Liberty Global Europe 2 Limited and a newly formed entity of which, after closing, each of Telefónica and Liberty Global would hold 50% of its share capital named VMED O2 UK Limited.
After having obtained the clearance from the Competition and Market Authority (the antitrust authority in the UK) to complete this transaction and having fulfilled all the other pre-closing conditions included in the Contribution Agreement, the transaction was completed on June 1, 2021. From such date, Telefónica and Liberty Global each hold an equal number of shares in VMED O2 UK Limited; after: (i) Telefónica having contributed to VMED O2 UK Limited its O2 mobile business in the United Kingdom and (ii) Liberty Global having contributed its Virgin Media business in the United Kingdom to VMED O2 UK Limited.
The corporate governance of VMED O2 UK Limited is regulated by a shareholders' agreement, which was entered into by the parties to the Contribution Agreement on June 1, 2021 and was amended on November 15, 2023 (as amended from time to time, (the "Shareholders' Agreement").
On the date of closing of the transaction, Telefónica, Liberty Global, and certain companies belonging to each shareholder’s corporate group entered into certain services, reverse services, licensing and data protection agreements with VMED O2 UK Limited and certain entities belonging to the VMED O2 UK Limited group. In particular, Telefónica and Liberty Global agreed that each shareholder’s group would provide certain services, either on a transitional or ongoing basis to VMED O2 UK Limited and its group and that, for a limited period of time. Finally, VMED O2 UK Limited and its group would also provide certain services to specific companies belonging to the corporate group of each of its shareholders.
Pursuant to the terms of the above referred services agreements, the transitional services that are to be provided by the Telefónica Group to VMED O2 UK Limited shall be provided for terms initially ranging from 7 to 24 months (later extended in some cases to terms up to 40 months) while the ongoing services that are to be provided by the Telefónica Group to VMED O2 UK Limited will be provided for periods of two to six years, depending on the service. The services provided by the Telefonica Group to VMED O2 UK Limited consist primarily of technology and telecommunication services that will be used by or will otherwise benefit VMED O2 UK Limited. In addition to providing VMED O2 UK Limited with such services, the mobile operators of the Telefonica Group and VMED O2 UK Limited will maintain their roaming commercial relationships in order to reciprocally provide roaming services for their respective customers.
Likewise, as of closing of the transaction Telefónica granted certain trademark license agreements to VMED O2 UK Limited (the “VMED O2 UK Limited Trademark Licenses”). Pursuant to the VMED O2 UK Limited Trademark Licenses, Telefonica Group licensed the use of Telefónica and O2 brand rights to VMED O2 UK Limited.
Purchase Agreement for Acquisition of UPI Mobile Assets of the Oi Group
On January 28, 2021, Telefónica Brasil executed the Purchase and Sale Agreement of Shares and Other Covenants (the “Oi Agreement”), by and among Oi Móvel SA - In Judicial Recovery, as "Seller", Telefónica Brasil, Tim S.A. and Claro S.A., as “Buyers”, and Oi S.A. - In Judicial Recovery and Telemar Norte Leste S.A. - In Judicial Recovery, as intervening parties and guarantors of the seller’s obligations.
On April 20, 2022, the closing of the transaction related to the Purchase Agreement for the Acquisition of the Assets of Oi Group's mobile business operations (the "UPI Mobile Assets") took place, and Telefónica Brasil acquired, on such date, all the shares of Garliava RJ Infraestrutura e Redes de Telecomunicações S.A. (Garliava), to which the mobile assets of Oi Group assigned to Telefónica Brasil had been contributed under the segregation plan stated in the Oi Agreement.
Telefónica Brasil thus acquired its share of mobile assets of the Oi Group for an amount of 5,373 million Brazilian reais (approximately 1,063 million euros at the exchange rate at such date), having paid, on such day, the amount of 4,885 million Brazilian reais (approximately 972 million euros). The remaining amount, equivalent to 10% of the payment made on that date, was withheld and its release was subject to certain ongoing discussions regarding price adjustments, as provided for in the Oi Agreement.
Likewise, on such date, Telefónica Brasil: (i) committed to an additional payment of 110 million Brazilian reais (approximately 23 million euros) of which 40 million Brazilian reais were paid at that date (approximately 8 million euros), subject to the fulfilment of certain targets by Oi; (ii) made a payment of approximately 148 million Brazilian reais (approximately 29 million euros) for certain transition services provided by Oi to Garliava; and (iii) entered into a take-or-pay data transmission capacity agreement, with a net present value of 179 million Brazilian reais (approximately 35 million euros), to be paid in monthly installments during a period of 10 years.
The mobile assets of Oi Group finally assigned to Telefónica Brasil were the following:
a.Customers: approximately 12.5 million (equivalent to 30% of the total customer base of the mobile assets of Oi Group) – according to ANATEL’s February 2022 data;
b.Spectrum: 43MHz as national population-weighted average (46% of the radiofrequency of the mobile assets of Oi Group); and
c.Infrastructure: contracts for the use of approximately 2.7 thousand sites of mobile access (corresponding to 19% of the sites of the mobile assets of Oi Group).
All commitments assumed were duly submitted to ANATEL and CADE during 2022.
On October 3, 2022, Telefónica Brasil initiated an arbitration procedure against Oi S.A. – In Judicial Recovery (“Seller”), pursuant to the terms of the Oi Agreement, alleging manifest breach by Seller of certain terms of the Oi Agreement, after the exchange of notices about the post-closing price adjustment between Buyers and Seller, upon the competent request of arbitration filed with the Market Arbitration Chamber.
On February 1, 2023, Telefónica Brasil's Extraordinary Shareholders' Meeting was held and Garliava’s merger into Telefónica Brasil was approved, subject to certain conditions since satisfied. The merger became effective on February 28, 2023, with Telefónica Brasil surviving the merger.
On October 4, 2023, the Market Arbitration Chamber approved the agreement reached between Telefónica Brasil and Oi to end the controversy and the arbitral proceeding between the parties resulting in a final price the for the UPI Mobile Assets assigned to Telefónica Brasil of 5,129 million Brazilian reais as of the closing date (approximately 948 million euros at the exchange rate at such date) (see Note 5 to the Consolidated Financial Statements).
Investment Agreement with Allianz and Telefónica Germany
On October 29, 2020, Telefónica Infra Germany GmbH (“TEF Infra Germany”, a subsidiary indirectly wholly-owned by Telefónica through Telefónica Infra, S.L.U.) entered into an investment agreement (and related contracts, including a partners’ agreement which sets forth the principles of corporate governance of the joint venture) with several entities belonging to the Allianz Group ("Allianz") and Telefónica Germany 1. Beteiligungsgesellschaft mbH (a subsidiary wholly-owned by Telefónica Germany GmbH & Co. OHG) (“TEF Germany”) for the creation of a joint venture to deploy Fiber-to-the-Home (FTTH) in Germany, pursuant to which TEF Infra Germany and TEF Germany conditionally agreed to invest up to 500 million euros equity in total (400 million euros by TEF Infra Germany and 100 million euros by TEF Germany) and Allianz conditionally agreed to invest up to 1,000 million euros through different sources of funding over a six year period.
The closing of the transaction and the acquisition of the joint control took place on December 18, 2020. The registration of Allianz and TEF Germany as limited partners of the joint venture in the German commercial registry occurred on January 21, 2021. After the closing of the transaction, the Allianz Group and the Telefónica Group each holds 50% in the joint venture under a co-control governance model. Telefónica Group’s ownership is held through TEF Infra Germany holding 40% and TEF Germany holding a 10% stake.
New long-term master services agreement in the United Kingdom
On January 7, 2021, each of Telefónica U.K. and Vodafone U.K. entered into new Master Services Agreements with Cornerstone Telecommunications Infrastructure Limited (“CTIL”), their passive tower network infrastructure partnership which was initially 50:50 jointly owned and operated by the two operators. The new agreements came into effect on January 1, 2021, with initial terms of 8 years, with three additional 8-year renewal periods.
CTIL was formed in 2012 through the consolidation of both Telefónica U.K. and Vodafone U.K.’s existing basic network infrastructure, including towers and masts, which were transferred to the joint operation. CTIL currently operates c.14,200 macro sites with a 2.0x tenancy ratio (including active sharing) and c.1,400 micro sites. CTIL also provides management services for the anchor tenants for a further c.5,100 third party sites where their active equipment is deployed. Telefónica's stake in CTIL is currently held through VMED O2 UK Limited (see Note 10), the joint venture between Telefonica and Liberty Global plc in the United Kingdom, which on November 15, 2023 transferred an indirect 16.67% minority stake in CTIL to the UK-based infrastructure fund GLIL Infrastructure LLP.
The new agreements do not materially impact existing network agreements and will continue to allow CTIL to primarily serve its shareholders as well as some third parties.
Transaction between Colombia Telecomunicaciones S.A. ESP BIC and Kohlberg Kravis Roberts (“KKR”)
On July 16, 2021, Colombia Telecomunicaciones S.A. ESP BIC and KKR entered into an agreement to sign the following contracts:
(i) An assets purchase agreement for the fiber optic assets owned by Colombia Telecomunicaciones S.A. ESP BIC with a Colombian company controlled by KKR (InfraCo, SpA), in consideration for an initial payment of 320 million U.S. dollars, which may be subject to post-closing adjustments under usual conditions for this type of operation. As well as a subsequent payment, consisting of the possibility of receiving a higher consideration from its result in network deployment activities, for an amount of up to an additional 100 million U.S. dollars.
(ii) A contract through which Colombia Telecomunicaciones S.A. ESP BIC will acquire a 40% stake in a Spanish company controlled by KKR, which it holds the remaining 60%. The Colombia Telecomunicaciones S.A. ESP BIC´s contribution would be a portion of the consideration received from assets purchase agreement for the fiber optic assets.
(iii) Several commercial contracts between Colombia Telecomunicaciones S.A. ESP BIC and InfraCo, SpA for the provision of wholesale connectivity services by InfraCo, SpA to Colombia Telecomunicaciones S.A. ESP BIC, deployment of fiber optic network and other related services.
The signing of the contracts of numerals (i) and (iii), as well as the execution of the aforementioned operations contracts, was subject to the respective contractual provisions and to the obtaining of the necessary regulatory authorizations.
On January 11, 2022, after obtaining the necessary regulatory authorizations and meeting certain agreed conditions, the transaction was executed. Therefore, Colombia Telecomunicaciones S.A. ESP BIC executed the sale of fiber optic assets to Onnet Fibra Colombia S.A.S. (“Onnet”), a company with which it also entered into a series of commercial contracts by virtue of which (i) Onnet will provide wholesale connectivity services to Colombia Telecomunicaciones S.A. ESP BIC, and (ii) Colombia Telecomunicaciones S.A. ESP BIC will provide to Onnet fiber optic network deployment services and other related services. Simultaneously, Colombia Telecomunicaciones S.A.
ESP BIC acquired shares equivalent to a 40% in Alamo HoldCo S.L., a Spanish company that owns 100% of Onnet's shares (see Note 10).
Agreement reached between Telefónica España Filiales, S.A.U. (“Telefónica España Filiales”), T. Infra, Vauban and Crédit Agricole Assurances for the establishment of Bluevia Fibra
On July 25, 2022, Telefónica España Filiales S.A.U, Telefónica Infra S.L.U. (T. Infra) and the consortium formed by Vauban Infrastructure Partners ("Vauban") and Crédit Agricole Assurances ("CAA") reached an agreement for the establishment of a company, Bluevia Fibra, S.L. ("Bluevia"), whose corporate purpose is the deployment and commercialization of a fiber-to-the-home (FTTH) network mainly in rural areas in Spain.
Once the relevant regulatory authorizations were obtained, the closing of the transaction took place on December 20, 2022.
After closing, the Telefónica Group holds 55% of the capital of Bluevia (30% through Telefónica España Filiales and 25% through T. Infra), with Vauban/CAA holding the remaining 45%.
At closing, Bluevia purchased from Telefónica España 3.9 million already passed real estate units, and agreed to deploy 1.1 million additional units over the following two years after closing, reaching a total footprint of 5 million passed real estate units. The 3.9 million already passed real estate units acquired by Bluevia at closing represented 14% of Telefónica's FTTH network in Spain, with Telefónica España retaining ownership of the remainder of the network. In addition, as part of the transaction, the Telefónica Group entered into a series of service provision agreements with Bluevia which entail the mutual provision and receipt of services by/to Telefonica Group and Bluevia. As part of the transaction Telefonica Group contributed equity funds to Bluevia in the amount of approximately 1,247 million euros and the Vauban/CAA consortium acquired 45% of Bluevia from Telefónica España for 1,021 million euros in cash (see Note 2).
Agreement reached by T. Infra, Liberty Global and InfraVia for the establishment of a fiber-to-the-home (FTTH) joint venture in the United Kingdom
On July 29, 2022, T. Infra, Liberty Global plc ("Liberty Global") and InfraVia Capital Partners ("InfraVia") reached an agreement for the establishment of a joint venture, "nexfibre", for the deployment of fiber-to-the-home (FTTH) to 5 million homes in the United Kingdom not reached by VMED O2 UK Limited's (VMO2) network, with potential for expansion to an additional 2 million homes. The fiber network will offer wholesale FTTH access to telecommunications service providers, with VMO2 acting as the lead customer, as well as providing a range of technical services.
Once the relevant regulatory authorizations were obtained and the other conditions were fulfilled, the closing of the transaction took place on December 15, 2022.
After closing, Liberty Global and T. Infra participate by halves in a joint vehicle that holds a 50% interest in nexfibre, with InfraVia owning the remaining 50%.
The business plan for the initial rollout to 5 million homes envisages an investment of approximately 4,500 million pounds sterling (approximately 5,179 million euros at the exchange rate at December 31, 2023). The three partners have funded their pro-rata share of equity funding for the construction, totaling up to 1,400 million pounds sterling (approximately 1,611 million euros at the exchange rate at December 31, 2023).     In addition, nexfibre has entered into a facilities agreement with a consortium of banks for an amount of up to 3,300 million pounds sterling (approximately 3,798 million euros at the exchange rate at December 31, 2023).
As part of the transaction, InfraVia has made and will continue to make certain payments to Liberty Global and T. Infra, a portion of which will be linked to the progress of the construction of the network.
In support of its obligations to nexfibre, VMO2 continues to extend network build contracts with various providers.
d) Environmental and climate change matters
Environmental management of the Group
Commitment to protect the environment is part of the Company's general strategy and is the responsibility of the Board of Directors. The performance in this area is regularly supervised by the Sustainability and Regulation
Committee as well as by the Global Sustainability (ESG) Office in coordination with the global areas responsible for executing this strategy alongside the business units.
The Group has global environmental and energy management policies, and externally certified environmental management systems in accordance with ISO 14001 in all Group operators. The environment is a central issue throughout the Company, involving both operational and management areas as well as business and innovation areas.
The Telefónica Group has contracted, both locally and globally, several insurance programs in order to mitigate the possible occurrence of an incident stemming from the risks of environmental liability and/or natural disasters.
Managing environmental impact and energy consumption is a strategic priority and carbon reduction targets are part of the variable remuneration of all Company employees, including the Executive Committee. In addition, Telefónica, S.A.'s long-term share-based incentive plans 2021-2025 (see Note 27) include CO2 Emission Neutralization targets, in line with the target set by the Company.
Climate change and energy
In managing climate change, Telefónica identifies adaptation and mitigation measures and new opportunities for growth and development. To analyse climate change risks, the recommendations of the Task Force on Climate Related Financial Disclosures (TCFD) are followed, identifying short, medium and long-term risks. Specifically, physical and transition risks identify the importance of reducing GHG emissions and energy consumption, and are managed in accordance with Telefónica's decarbonization roadmap. On their side, the opportunities are mainly related to energy efficiency, renewables, sustainable financing and the development of new products and services.
All of this is contained in the Climate Action Plan, which defines Telefónica's decarbonization process to achieve net zero emissions by 2040, which involves minimising its own emissions (Scope 1 and 2) and those of the value chain (Scope 3).
For Telefonica, it is a priority to keep energy consumption stable despite the sharp increase in the digitalization of society and, therefore, in data traffic transmitted through the networks. The Group's Energy Efficiency Plan therefore includes initiatives such as network modernisation, for example, with investments in fiber optics (more efficient) that replace the copper network, or 5G.
The Company's decarbonization requires not only maximum efficiency in the use of energy, but also that it comes from renewable sources. Telefónica's Renewable Energy Plan contemplates different solutions such as self-generation, the purchase of renewable electricity with a guarantee of origin and long-term power purchase agreements (PPAs, see Note 26), and prioritizes non-conventional renewable electricity sources, defines the strategy that allows us to reduce operating costs and reduces exposure to fluctuations in electricity prices.
Most of the electricity consumption in our own facilities comes from renewable sources. In Brazil, it is worth highlighting the continuation of the distributed generation project, which allowed 67 renewable energy plants to be put into operation in 2023, out of a total of 85 planned, which will generate more than 700 GWh per year for our operation. In Spain, the five long-term renewable energy purchase agreements (PPA) keep being into operation, signed for the period 2021-2031 and equivalent to 582 GWh annually for 10 years. In addition, Telefónica Germany signed two PPAs, the first for an annual volume of 350 GWh from an offshore wind farm during the period between 2025 and 2035, and a second for an annual volume of 200 GWh for the period 2025-2040, both with energy suppliers that provide long-term energy security and renewable energy supply.
As part of its net zero objective, Telefónica supports projects that absorb or reduce carbon emissions in order to offset and neutralize emissions that are not reduced. To this end, it purchases carbon credits from projects under the highest standards in certain regions where Telefónica operates.
Financing linked to sustainability criteria
Sustainable financing is a key tool to support the transformation of the business through investment in projects with positive environmental and social impact. In 2018, the Company published its first Sustainable Financing Framework. The most recent version was published in July 2023, and it has a favorable second party opinion from Sustainalytics. The framework is linked to the United Nations Sustainable Development Goals and is aligned with the International Capital Markets Association (ICMA) Green, Social and Sustainable Bond Principles, as well as the Green Lending Principles and the Social Loans of the LMA (Loan Market Association), the APLMA (Asian Pacific Loan Market Association) and the LSTA (Loan Syndications and Trading Association).
Telefónica was the first issuer of senior green bonds and hybrid instruments (green and sustainable) in the telecommunications sector. The funds that were obtained have been mainly allocated to projects to transform the network from copper to fiber, more efficient and with fewer breakdowns; and the deployment and improvement of mobile connectivity in rural areas.
In addition to senior green bonds and hybrid instruments, the Group uses other sustainable banking financing tools, such as loans and credits linked to sustainability objectives that allow continued progress on objectives such as emissions reduction or gender equality. Also in this case, the Group's main syndicated loan is linked to sustainability criteria in line with the corporate Sustainability Linked Loan Framework, prepared at the end of 2021 and with a second party opinion from Sustainalytics.
In 2023, the Company has maintained an active presence in the capital market with several issues, successfully raising a total of 2,600 million euros of debt in green format throughout the year. In January 2023, Telefónica opened the sustainable debt market with the placement of a green hybrid instrument for an aggregate principal amount of 1,000 million euros (Note 17.c), and in September, another green hybrid instrument was issued for an aggregate principal amount of 750 million euros (Note 17.c). The third operation was carried out in November, a green bond for an aggregate principal amount of 850 million euros (see Annex III). The funds will be allocated to projects related to the transformation of telecommunications networks, both fixed and mobile, as well as to promote the deployment in rural areas.
In 2022 Telefónica Brazil carried out its first issuance of sustainability-linked bonds, for an aggregate principal amount of 3,500 million reais (equivalent to 654 million euros at the exchange rate at the end of 2023, see Appendix III). The financing costs are linked to the fulfillment of sustainability objectives by 2027. Also in Colombia, Telefónica maintains loans worth 1,098 billion Colombian pesos (equivalent to 260 million euros at the exchange rate at the closing of 2023).
In terms of bank financing, the emissions indicator linked to the Telefónica Group's 5,500 million euro syndicated loan signed at the beginning of 2022 was updated in 2023 (see Note 18 and Annex V). Interest payments on this loan are linked to compliance with a more demanding emissions reduction path.
In addition, the Group has committed lines and bilateral financing with numerous financial entities, reaching a total volume of 4,032 million euros at the end of 2023, the interest applied to which is also linked to the fulfillment of sustainability objectives.
Overall, as at December 31, 2023, the Group's sustainable financing amounts to 18,796 million euros, broken down as follows:

Millions of euros	Sustainable financing
Financial liabilities	3,764
Senior green bond of Telefónica Emisiones 2019 (Appendix III)	1,000
Senior sustainable bond of Telefónica Emisiones 2022 (Appendix III)	1,000
Senior green bond of Telefónica Emisiones 2023 (Appendix III)	850
Sustainability linked bonds of Telefónica Brazil (Appendix III)	654
Sustainability linked facilities of Colombia Telecomunicaciones	260
Undated deeply subordinated securities (hybrid instruments) (Note 17.c)	4,750
Undrawn facilities at December 31, 2023 (Note 18)	10,282
Sustainability linked facility of Telefónica, S.A.	5,500
Sustainability linked facility of Telefonica Germany	750
Sustainability linked bilateral facilities	4,032
Total	18,796
e) Auditors’ fees
The services entrusted to the auditors comply with the independence requirements established by the Spanish Audit Law 22/2015 of July 20, as well as with the rules of the Securities and Exchange Commission (SEC) and the Public Company Accounting Oversight Board (PCAOB), both of the United States of America.
The expenses accrued by the Group, in respect of the fees for services rendered to the various member firms of the PwC network, of which PricewaterhouseCoopers Auditores, S.L. ("PwC Auditores, S.L."), the auditors of Telefónica, S.A., forms part, amounted to 20.02 million euros and 20.07 million euros in 2023 and 2022, respectively.
The detail of these amounts is as follows:

	2023			2022
Millions of euros	PwC Auditores, S.L.	Other companies PwC network	Total	PwC Auditores, S.L.	Other companies PwC network	Total
Audit services	8.13	10.48	18.61	7.73	10.98	18.71
Audit-related services	1.01	0.40	1.41	0.99	0.37	1.36
Total	9.14	10.88	20.02	8.72	11.35	20.07
Audit services include audit fees with respect to the individual and consolidated financial statements of Telefónica, S.A. and its subsidiaries, as well as the review of interim financial statements. These Audit services also include the integrated audit of the financial statements for the annual report on Form 20-F filed with the US SEC for those entities currently required, including therefore, the audit of the internal control over financial reporting to comply with the requirements of the Sarbanes-Oxley Act of 2002 (Section 404). It also includes audit work related to legal and regulatory requirements that the auditor is required to perform as part of its role.
The main items included in Audit-related services relate to the review of financial information required by regulators, the issuance of agreed-upon procedures reports on financial reporting, the verification of non-financial information in annual reports, the issuance of comfort letters, the review of allocation and impact reports of green finance instruments, the special report on the Solvency and Financial Condition Review under the Solvency II regulatory framework and the reasonable assurance report on the system of Internal Control over Financial Reporting (ICFR).
In 2023, the Principal Auditor has performed services other than those mentioned above for a total amount of 0.002 million euros. During 2022, the Principal Auditor did not provide any services in the Group other than audit or audit-related services.
PwC Auditores, S.L., has provided the following services to the Group in 2023 and 2022: the individual and consolidated financial statements audit, the review of interim financial statements, the integrated audit of the financial statements for the annual report on Form 20-F filed with the US SEC, the audit of the internal control over financial reporting in order to comply with the requirements of the Sarbanes-Oxley Act of 2002 (Section 404), the verification of non-financial information in the annual reports, the issuance of comfort letters, the issuance of agreed upon procedures reports on financial reporting, the review of allocation and impact reports of green finance instruments, the special report on the Solvency and Financial Condition Review under the Solvency II regulatory framework and the reasonable assurance report on the system of Internal Control over Financial Reporting (ICFR).
The expenses accrued to other audit firms, which are not part of the international PwC network and which have provided audit services to the companies included in the consolidation of the Group for the year 2023 have amounted to a total of 1.77 million euros (1.46 million euros in 2022), the details of the audit services correspond to 0.94 million euros (0.83 million euros in 2022).
f) Trade and other guarantees
The Company is required to issue trade guarantees and deposits for concession and spectrum tender bids (see Note 19) and in the ordinary course of its business. No significant additional liabilities in the accompanying consolidated financial statements are expected to arise from guarantees and deposits issued.
g) Directors’ and Senior Executives’ compensation and other benefits
The compensation of the members of Telefónica’s Board of Directors is governed by article 35 of the Company’s By-Laws, which provides that the annual amount of the compensation to be paid thereby to all of the Directors in their capacity as such, i.e., as members of the Board of Directors and for the performance of the duty of supervision and collective decision-making inherent in such body, shall be fixed by the shareholders at the General Shareholders' Meeting. The Board of Directors shall determine the exact amount to be paid within such limit and the distribution thereof among the Directors, taking into account the duties and responsibilities assigned to each Director, their membership on Committees within the Board of Directors and other objective circumstances that it deems relevant. Furthermore, Executive Directors shall receive such compensation as the Board determines for the performance of executive duties delegated or entrusted to them by the Board of Directors. Such compensation shall conform to the Director compensation policy approved by the shareholders at the General Shareholders’ Meeting.
In accordance with the foregoing, the shareholders, acting at the Ordinary General Shareholders’ Meeting held on April 11, 2003, set at 6 million euros the maximum amount of annual gross compensation to be received by the Board of Directors as a fixed allotment and as attendance fees for attending the meetings of the Advisory or Control Committees of the Board of Directors. Thus, as regards fiscal year 2023, the total amount of compensation accrued by the Directors of Telefónica, in their capacity as such, was 2,871,801 euros for the fixed allocation and for attendance fees.
The compensation of the Directors of Telefónica in their capacity as members of the Board of Directors, of the Executive Commission and/or of the Advisory or Control Committees, consists of a fixed amount payable monthly, and of attendance fees for attending the meetings of the Advisory or Control Committees.
The amounts established in fiscal year 2023 as fixed amounts for belonging to the Board of Directors, the Executive Commission and the Advisory or Control Committees of Telefónica, and the attendance fees for attending meetings of the Advisory or Control Committees of the Board of Directors, are indicated below:
Compensation of the Board of Directors and of the Committees thereof

Amounts in euros
Position	Board of Directors	Executive Commission	Advisory or Control Committees (*)
Chairman	240,000	80,000	22,400
Vice chairman	200,000	80,000	—
Executive Member	—	—	—
Proprietary Member	120,000	80,000	11,200
Independent Member	120,000	80,000	11,200
Other external	120,000	80,000	11,200
(*) In addition, the amount of the attendance fee for each of the meetings of the Advisory or Control Committees is 1,000 euros. It is also noted that the Board of Directors, at its meeting held on December 13, 2023, approved, following a favourable report from the Nominating, Compensation and Corporate Governance Committee, a new configuration of the Company's Consultative or Control Committees, specifically: (i) to abolish the Strategy and Innovation Committee; and (ii) to integrate the Regulation and Institutional Affairs Committee and the Sustainability and Quality Committee, which now constitute a single Committee, under the name of Sustainability and Regulation Committee.
In this regard, it is noted that the Executive Chairman, Mr. José María Álvarez-Pallete López, waived the receipt of the above amounts (i.e., 240,000 euros as Chairman of the Board of Directors and 80,000 euros as Chairman of the Executive Commission).
Likewise, the fixed remuneration of 1,923,100 euros established for the 2024 financial year related to executive roles carried out by Executive Chairman, Mr. José María Álvarez-Pallete López is equal to that received in the previous eight years (i.e. 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016), which was set in his capacity as Chief Operating Officer, remaining invariably after his appointment as Chairman in 2016.
The fixed remuneration, for his executive roles, of 1,600,000 euros that the Chief Operating Officer (C.O.O.), Mr. Ángel Vilá Boix, has established for the 2024 financial year is equal to the one received in the years 2023, 2022, 2021, 2020 and 2019.
Individualized description
Appendix II provides an individual breakdown by item of the compensation and benefits that the members of the Board of Directors of the Company have accrued and/or received from Telefónica, S.A,. and from other companies of the Telefónica Group during fiscal year 2023. Likewise, the compensation and benefits accrued and/or received, during such year, by the members of the Company's Senior Management are broken down.